Variable Interest Entity and Related Party Transactions - Summary of Balance Sheets of RLP (Detail) (USD $)	Jun. 30, 2013	Jun. 30, 2012
ASSETS
Accounts receivable		$ 1,226
Accounts receivable - Radiant Logistics	118,791	183,987
Prepaid expenses and other current assets	875	1,947
Total assets	119,666	187,160
LIABILITIES AND PARTNERS' CAPITAL
Other accrued costs	7,128	24,575
Total liabilities	7,128	24,575
Partners' capital	112,538	162,585
Total liabilities and partners' capital	$ 119,666	$ 187,160